IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

FEDERATED INTERNATIONAL SMALL COMPANY FUND
A Portfolio of Federated World Investment Series, Inc.


Class A Shares
Class B Shares
Class C Shares
NOTICE TO SHAREHOLDERS

Effective on March 31, 2008, Federated International Small Company Fund (the "Fund") will change its name to Federated International Small-Mid Company Fund. In connection with the name change, the Fund is also changing one of its investment policies. Under a current investment policy, the Fund is required to invest 80% of its assets in securities issued by small companies. Small companies are currently defined as companies with market capitalizations of $5.0 billion or less at the time of purchase. The Fund is changing this policy to allow the Fund to invest at least 80% of its assets in small and mid capitalization companies. Small and mid size companies will be defined as companies with market capitalizations which, at the time of investment, are similar to companies in the bottom 95th percentile of the Fund's Benchmark Index, the S&P/Citigroup EMI Growth World ex-U.S. Index. As of December 31, 2007 the bottom 95th percentile of the Benchmark Index had a market capitalization range of approximately $16 million to $16 billion. Market capitalization is determined by multiplying the number of outstanding shares by the current market price per share. This change to the investment policy will also be effective on March 31, 2008.

The name change and change in investment policy will be reflected in the Fund's 2008 prospectus update which is scheduled to be mailed to shareholders at the end of March.



                                                                January 18, 2008


Cusip  31428U748

       31428U730

       31428U722


37871 (1/08)





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